UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 13, 2004
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota                        001-31303                                     46-0458824
(State of Incorporation)   (Commission File No.)   (IRS Employer Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 5.	Other Events and Required FD Disclosure.

On January 13, 2004, the Company issued a press release announcing they entered into a definitive agreement to acquire Cheyenne Light, Fuel & Power from Xcel Energy Inc., pending regulatory approval.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit: 99 Press Release dated January 13, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: January 14, 2004

EXHIBIT INDEX
to

Black Hills Corporation
January 13, 2004 Form 8-K

Exhibit Number Description

99	Press Release dated January 13, 2004.

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